May 2, 2008

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND SUPPLEMENT TO PROSPECTUS DATED APRIL 1, 2008

Effective April 29, 2008, the following information supersedes and replaces any contrary information in the fourth paragraph contained in the section in the Fund’s Prospectus entitled “Management – Investment Adviser.”

Laurie Carroll is the primary portfolio manager of the fund, a position she has held since April 29, 2008. She has been employed by Dreyfus since October 1994. Ms. Carroll also is the managing director of beta, stable value and short duration strategies, responsible for overseeing the development of and strategy for all beta, stable value and short duration portfolios, with Standish Mellon Asset Management Company LLC (Standish Mellon), a subsidiary of BNY Mellon and an affiliate of Dreyfus. Ms. Carroll joined Mellon Bond Associates in 1988, which merged into Standish Mellon in July 2003.